• • • • • • Presenters: Larry Sterrs Director and Chair of the Board of Directors Mike Archer Chief Financial Officer Greg Dufour President and Chief Executive Officer Recording Secretary: Joanne Campbell Executive Vice President, Enterprise Risk Management and Chief Risk Officer Inspector of Election: Brandon Boey Senior Vice President, Legal Affairs and BSA Officer

• • •

• • • • •

-100% -50% 0% 50% 100% 150% 200% 250% 300% 5/11/2008 5/11/2009 5/11/2010 5/11/2011 5/11/2012 5/11/2013 5/11/2014 5/11/2015 5/11/2016 5/11/2017 5/11/2018 5/11/2019 5/11/2020 5/11/2021 5/11/2022 5/11/2023 CAC S&P SmallCap Banks S&P U.S. BMI Banks 51.1% 20.6% 128.5% • • •

All data presented as of December 31, 2022.

Camden NATIONAL CORPORATION

2023 Annual Meeting of Shareholders

May 23, 2023

Camden NATIONAL CORPORATION

Larry Sterrs

Director and Chair of the Board of Directors

2023 Annual Meeting of Shareholders
May 23, 2023

Camden NATIONAL CORPORATION

Agenda:

- Presentation of Proposals
- Voting
- Voting Results
- Adjournment of Formal Meeting
- CFO Update
- CEO Update

Presenters:

Larry Sterrs
Director and Chair of the Board of Directors

Mike Archer
Chief Financial Officer

Greg Dufour
President and Chief Executive Officer

Recording Secretary:

Joanne Campbell
Executive Vice President, Enterprise Risk Management and Chief Risk Officer

Inspector of Election:

Brandon Boey
Senior Vice President, Legal Affairs and BSA Officer

Proposals

Proposal 1a: Amendment to provide for the annual election of directors and to eliminate the Company's classified board structure

Proposal 1b: Amendment to permit amendments to the Company's bylaws by majority vote of the Company's shareholders

Proposal 2: Election of Rebecca K. Hatfield, Robert D. Merrill, Robin A. Sawyer, CPA, and Lawrence J. Sterrs to the Company's Board of Directors

Proposal 3: Approval of a nonbinding advisory vote on the compensation of the Company's named executive officers ("Say-on-Pay")

Proposals (cont.)

Camden NATIONAL CORPORATION

Proposal 4: Nonbinding advisory vote on the frequency of future shareholder "Say-on-Pay" votes

Proposal 5: Ratification of the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023

Mike Archer
Chief Financial Officer

Forward Looking Statements

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including certain plans, exceptions, goals, projections, and statements, which are subject to numerous risks, assumptions, and uncertainties. Forward-looking statements typically can be identified by the use of the words "believe," "expect," "anticipate," "intend," "estimate," "assume," "plan," "target," "potential" or "goal" or future or conditional verbs such as "will," "may," "might," "should," "could" and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult for Camden National Corporation (the "Company") to predict. The actual results, performance or achievements of the Company may differ materially from what is reflected in such forward-looking statements.

The following factors, among others, could cause the Company's financial performance to differ materially from the Company's goals, plans, objectives, intentions, expectations and other forward-looking statements: (i) the impact of the COVID-19 pandemic; (ii) the impact of the war in Ukraine; (iii) weakness in the United States economy in general and the regional and local economies within the New England region and Maine, which could result in a deterioration of credit quality, an increase in the allowance for credit losses or a reduced demand for the Company's credit or fee-based products and services; (iv) changes in trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (v) inflation, interest rate, market, and monetary fluctuations; (vi) ongoing competition in the labor markets and increased employee turnover; (vii) competitive pressures, including continued industry consolidation and the increased financial services provided by non-banks; (viii) deterioration in the value of the Company's investment securities; (ix) volatility in the securities markets that could adversely affect the value or credit quality of the Company's assets, impairment of goodwill, or the availability and terms of funding necessary to meet the Company's liquidity needs; (x) changes in information technology and other operational risks, including cybersecurity, that require increased capital spending; (xi) changes in consumer spending and savings habits; (xii) changes in tax, banking, securities and insurance laws and regulations; (xiii) the outcome of pending and future litigation and governmental proceedings, including tax-related examinations and other matters; (xiii) changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board, and other accounting standard setters; (xiv) turmoil and volatility in the financial services industry, including failures or rumors of failures of other depository institutions, which could affect the ability of depository institutions, including Camden National, to attract and retain depositors, and could affect the ability of financial services providers, including the Company, to borrow or raise capital; (xv) actions taken by governmental agencies to stabilize the financial system and the effectiveness of such actions; (xvi) changes to regulatory capital requirements in response to recent developments affecting the banking sector; (xvii) questions about the soundness of one or more financial institutions with which we do business; and (xviii) uncertainty regarding the outcome of negotiations on the U.S. debt ceiling.

In addition, statements regarding the potential effects of volatility in the banking industry, the war in Ukraine, the COVID-19 pandemic and other notable national and global current events on the Company's business, financial condition, liquidity and results of operations may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond the Company's control.

You should carefully review all of these risks, and be aware that there may be other factors that could cause the Company's actual results to differ materially from those anticipated, including the risk factors listed in the Company's filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2022, as updated by the Company's quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. You should carefully review the risk factors described therein and should not place undue reliance on our forward-looking statements.

These forward-looking statements were based on information, plans and estimates at the date of this presentation, and we undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except to the extent required by applicable law or regulation.

Non-GAAP Financial Measures

Camden NATIONAL CORPORATION

This presentation includes certain non-GAAP financial measures. Management uses these non-GAAP financial measures for purposes of measuring our performance against our peer group and other financial institutions and analyzing our internal performance. These non-GAAP financial measures also help investors better understand the Company's operating performance and trends and allow for better performance comparisons to other financial institutions. These measures are not a substitute for GAAP operating results and may not be comparable to non-GAAP measures used by other financial institutions. Schedules that reconcile the non-GAAP financial measures to GAAP financial information are included in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and earnings releases and investor presentation filed with the SEC.

2022 Financial Highlights

Camden NATIONAL CORPORATION


$86.8
$59.5
$83.5
$69.0
$81.5
$61.4
2020
2021
2022
Income Before Taxes and Provision(1) ($ Millions)
Net Income ($ Millions)

	2021	2022
Financial Performance		
Return on Assets	1.31%	1.12%
Return on Tangible Equity[1]	15.61%	16.71%
Efficiency Ratio[1]	54.85%	56.16%
Diluted Earnings Per Share	$4.60	$4.17
Dividends Per Share	$1.48	$1.62
Asset Quality		
NPAs / Total Assets	0.13%	0.12%
NCOs / Average Loans	0.02%	0.03%
Loans Past Due / Total Loans	0.04%	0.04%

1) Non-GAAP financial measure.

1st Quarter 2023 Financial Highlights



$20.0
$16.8
$19.8
$15.4
$18.0
$12.7
Q1 '22
Q4 '22
Q1 '23
Income Before Taxes and Provision(1) ($ Millions)
Net Income ($ Millions)

	Q4 2022	Q1 2023
Financial Performance		
Return on Assets[2]	1.09%	0.91%
Return on Tangible Equity[1][2]	18.18%	14.21%
Efficiency Ratio[1]	56.35%	58.96%
Diluted Earnings Per Share	$1.05	$0.87
Dividends Per Share	$0.42	$0.42
Asset Quality		
NPAs / Total Assets	0.09%	0.09%
NCOs / Average Loans[2]	0.03%	0.02%
Loans Past Due / Total Loans	0.06%	0.05%

1) Non-GAAP financial measure.
2) Annualized.

Greg Dufour
President and Chief Executive Officer

Strength and Capacity

Funding, Liquidity & Capital

- 85% of deposit balances were insured at 3/31/23
- Total available liquidity of $1.3 billion at 3/31/23 was 1.9x uninsured deposits
- Customers with <$1 million in balances made up 65% of adjusted total deposits[1] at 3/31/23 and 63% at 12/31/22

Total Deposit Mix
($ in billions)



$4.6
5%
8%
30%
57%
3/31/2023
Brokered deposit
Certificates of deposit
Savings and money market
Checking

Capital



Total Risk-Based Capital
14.51%
13.80%
13.95%
1Q '22
4Q '22
1Q '23



Tangible Common Equity Ratio
7.25%
6.37%
6.56%
1Q '22
4Q '22
1Q '23

Asset Quality



ACL on Loans / Total Loans
0.90%
0.92%
0.91%
1Q '22
4Q '22
1Q '23



NPA/Total Assets
0.12%
0.09%
0.09%
1Q '22
4Q '22
1Q '23

(1) This is a non-GAAP financial measure. Consists of total deposits plus retail repurchase agreements less brokered deposits.

Our Strategic Priorities

Camden NATIONAL CORPORATION

1

DEPOSITS

Deposit base remains a source of strength

- Expanding efforts to develop products and services
- Increasing Wealth Management penetration

2

NET INTEREST MARGIN

Maintain a stabilized net interest margin

- Deploying strategies to stabilize and maximize

3

ASSET QUALITY

Strong asset quality continues to perform

- Maintaining discipline
- Focusing on monitoring portfolio

Total Return

Performance (%)	1Y	10Y	15Y
CAC	-29.1%	69.9%	128.5%
S&P SmallCap Banks	-29.5%	62.1%	51.1%
S&P U.S. BMI Banks	-31.9%	25.1%	20.6%

- Quarterly dividend of $0.42 per share
- 5% quarterly dividend increase in Q4 2022
- 5.67% dividend yield as of 5/11/2023



300%
250%
200%
150%
100%
50%
0%
-50%
-100%
5/11/2008
5/11/2009
5/11/2010
5/11/2011
5/11/2012
5/11/2013
5/11/2014
5/11/2015
5/11/2016
5/11/2017
5/11/2018
5/11/2019
5/11/2020
5/11/2021
5/11/2022
5/11/2023
128.5%
51.1%
20.6%
CAC
S&P SmallCap Banks
S&P U.S. BMI Banks

Source: S&P Global
Data range: May 11, 2008 – May 11, 2023

2022 ESG Highlights

Camden NATIONAL CORPORATION

Diversity Core Value Formally adopted	**Diversity Statement** Formally adopted	**15%** of donations directed to DEI programs
21 Participants in Horizons Leadership Program	**42%** Female 42% of the Board identifies as female	**8%** Racially Diverse 8% of the Board identifies as racially diverse
8% LGBTQ+ 8% of the Board identifies as LGBTQ+	**50%** Female 50% of the executive management team members identifies as female	**$25K** in Employee Wellness Reimbursements
$42.5K Provided to employees by way of the Employee Emergency Assistance Program	**13,100** Hours of employee training and development	**Hybrid Work** Maintained a flexible, hybrid work environment
4.34/5 Record overall employee engagement score	**$700K** Hope@Home reached $700,000 donated to homeless shelters since 2015	**$614K** Donated to 300 organizations
$29K Donated to 107 nonprofits in honor of employee volunteers	**9,000** Employee Volunteer Hours with approximately 287 nonprofit organizations	**70,000** Pounds of paper securely shredded and recycled
18.9M Digital banking logins	**3.7M** Pages of paper saved by encouraging paperless statements	

All data presented as of December 31, 2022.

Camden NATIONAL CORPORATION

Questions or Comments?

Thank You!